                                                                    Exhibit 23.1




                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 10, 1998, in the Registration Statement (Form SB-2) and related Prospectus of Koala Corporation for the registration of 1,200,000 shares of its common stock.



                                                /s/Ernst & Young LLP



Denver, Colorado
November 25, 1998